                                                                   EXHIBIT 10.24

                      ASSUMPTION AGREEMENT
                      --------------------

          ASSUMPTION AGREEMENT (this "Agreement"), dated as of May 30, 1997, made by the undersigned corporation (the "New Subsidiary"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                      W I T N E S S E T H:
                      --------------------

          WHEREAS, AXSYS TECHNOLOGIES, INC. (f/k/a Vernitron Corporation), a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), the financial institutions party thereto from time to time (the "Banks") and BANQUE PARIBAS, as agent (the "Agent") are parties to a Credit Agreement, dated as of April 25, 1996, as amended by the First Amendment to Credit Agreement, dated September 25, 1996 (the "First Amendment"), as amended by the Second Amendment to Credit Agreement, dated May 30, 1997 (the "Second Amendment") and as amended by the Third Amendment to Credit Agreement, dated May 30, 1997 (the "Third Amendment") (as amended, modified or supplemented, the "Credit Agreement");

          WHEREAS, in connection with the Credit Agreement, each Subsidiary of the Borrower has entered into the Subsidiaries Guaranty, dated as of April 25, 1996 (as amended, modified or supplemented to the date hereof, the "Subsidiaries Guaranty");

          WHEREAS, in connection with the Credit Agreement, each Subsidiary of the Borrower has entered into the Pledge Agreement, dated as of April 25, 1996 (as amended, modified or supplemented to the date hereof, the "Pledge Agreement");

          WHEREAS, in connection with the Credit Agreement, each Subsidiary of the Borrower has entered into the Security Agreement, dated as of April 25, 1996 (as amended, modified or supplemented to the date hereof, the "Security Agreement" and, together with the Subsidiaries Guaranty and the Pledge Agreement, the "Documents");

          WHEREAS, pursuant to Section 1 of the Second Amendment and the Third Amendment, the New Subsidiary is required to become a party to each of the Documents; and

          WHEREAS, the New Subsidiary desires to execute and deliver this Agreement in order to become a party to each of the Documents;

          NOW, THEREFORE, IT IS AGREED:

          1. SUBSIDIARIES GUARANTY. By executing and delivering this Agreement, the New Subsidiary hereby becomes a party to the Subsidiaries Guaranty as a "Guarantor" thereunder, and hereby expressly and jointly and severally assumes all obligations and liabilities of a "Guarantor" thereunder. The New Subsidiary hereby makes each of the representations and warranties contained in Section 11 of the Subsidiaries Guaranty, after giving effect to this Agreement.

          2. PLEDGE AGREEMENT. By executing and delivering this Agreement, the New Subsidiary hereby becomes a party to the Pledge Agreement as a "Pledgor" thereunder, and hereby expressly assumes all obligations and liabilities of a "Pledgor" thereunder. Annexes A and B to the Pledge Agreement are each hereby supplemented by inserting thereon the information contained on Annexes A and B attached to Schedule I of this Agreement with respect to the New Subsidiary. The New Subsidiary hereby makes each of the representations and warranties contained in Section 15 of the Pledge Agreement, after giving effect to this Agreement.

          3. SECURITY AGREEMENT. By executing and delivering this Agreement, the New Subsidiary hereby becomes a party to the Security Agreement as an "Assignor" thereunder, and hereby expressly assumes all obligations and liabilities of an "Assignor" thereunder. Annexes A, B, C, D, E, F, G and H of the Security Agreement are each hereby supplemented by inserting thereon the information contained on Annexes A, B, C, D, E, F, G and H attached to Schedule II of this Agreement with respect to the New Subsidiary. The New Subsidiary hereby makes each of the representations and warranties contained in the Security Agreement, after giving effect to this Agreement.

          4. PLEDGED SECURITIES: FINANCING STATEMENTS. By executing and delivering this Agreement, the New Subsidiary hereby agrees to:

               (i) deposit as security with the Pledgee (as defined in the Pledge Agreement) the Securities (as defined in the Pledge

                    Agreement) owned by the New Subsidiary on the date hereof, and deliver to the Pledgee certificates or instruments therefor, duly endorsed in blank by the New Subsidiary in the case of Notes (as defined in the Pledge Agreement) and accompanied by undated stock powers duly executed in blank by the New Subsidiary in the case of Stock (as defined in the Pledge Agreement), or such other instruments of transfer as are acceptable to the Pledgee; and

               (ii) execute and deliver to the Collateral Agent
                    (as defined in the Security Agreement) such financing statements, in the form acceptable to the Collateral Agent, as the Collateral Agent may request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in the Security Agreement).

          5. ACKNOWLEDGMENT OF AMENDMENTS. By executing and delivering this Agreement, the New Subsidiary acknowledges and agrees to the amendments set forth in (i) the First Amendment,
(ii) the Second Amendment and (iii) the Third Amendment.

          6. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          7.   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK.

                           *    *    *

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.


Address:
-------
                                   TELETRAC, INC.
137 Aero Camino
Santa Barbara, CA 93117
                                   By: /s/ Louis Mattielli
                                      --------------------------
                                      Title:  Vice President
with a copy to:

Axsys Technologies, Inc.
645 Madison Avenue
New York, NY 10022



                                                       SCHEDULE I
                                                       ----------

                    ANNEX TO PLEDGE AGREEMENT
                    -------------------------

                          See Attached.





                                                          ANNEX A
                                                             to
                                                 Pledge Agreement
                                                 ----------------

                          LIST OF STOCK
                          -------------

          Pledgor:                 Issuer:        Number/Type:
  -----------------------       -------------     ------------
  Axsys Technologies, Inc.      Teletrac, Inc.    85.6%/Common





                                                          ANNEX B
                                                             to

                                                 Pledge Agreement
                                                 ----------------

                          LIST OF NOTES
                          -------------

                              None.



                                                      SCHEDULE II
                                                      -----------

                  ANNEXES TO SECURITY AGREEMENT
                  -----------------------------

                          See Attached.





                                                          ANNEX A
                                                             to
                                               SECURITY AGREEMENT
                                               ------------------

      SCHEDULE OF CHIEF EXECUTIVE OFFICES/RECORD LOCATIONS
      ----------------------------------------------------

Teletrac, Inc.
137 Aero Camino
Santa Barbara, CA 93117





                                                          ANNEX B
                                                             to
                                               SECURITY AGREEMENT
                                               ------------------

      SCHEDULE OF RECEIVABLES AND CONTRACT RIGHTS LOCATIONS
      -----------------------------------------------------

Teletrac, Inc.
137 Aero Camino
Santa Barbara, CA 93117





                                                          ANNEX C
                                                             to
                                               SECURITY AGREEMENT
                                               ------------------

          SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS
          ---------------------------------------------

Teletrac, Inc.
137 Aero Camino
Santa Barbara, CA 93117





                                                          ANNEX D
                                                             to
                                               SECURITY AGREEMENT
                                               ------------------

             SCHEDULE OF TRADE AND FICTITIOUS NAMES
             --------------------------------------

Teletrac, Inc.





                                                          ANNEX E
                                                             to
                                               SECURITY AGREEMENT
                                               ------------------

                SCHEDULE OF GOVERNMENT CONTRACTS

                --------------------------------

                              None.





                                                          ANNEX F
                                                             to
                                               SECURITY AGREEMENT
                                               ------------------

                        SCHEDULE OF MARKS
                        -----------------

       TRADEMARK                  REG NO.            COUNTRY
---------------------            ---------           -------
Laser Trac and Design            1,861,642             U.S.
Teletrac                         1,792,405             U.S.




                                                          ANNEX G
                                                             to
                                               SECURITY AGREEMENT
                                               ------------------

              SCHEDULE OF PATENTS AND APPLICATIONS
              ------------------------------------

        TITLE           PATENT NO.   ISSUE DATE    COUNTRY
--------------------    ---------    ----------    -------
TOOL FOR ANALYZING      5,517,309     5/14/96        U.S
  POLARIZATION STATE
  OF LIGHT BEAM




                                                          ANNEX H
                                                             to
                                               SECURITY AGREEMENT
                                               ------------------

             SCHEDULE OF COPYRIGHTS AND APPLICATIONS
             ---------------------------------------

                              None.